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                                                                Exhibit 27(5)(b)


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VUL/SVUL ADDENDUM TO APPLICATION                                                         THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
HOME OFFICE LOCATION: FORT WAYNE, INDIANA 46802-3506                     ADMINISTRATIVE MAILING ADDRESS: HARTFORD, CONNECTICUT 06103

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 1a.  Name of Proposed Insured A  (FIRST, MIDDLE INITIAL & LAST)   1b.  Name of Proposed Insured B  (FIRST, MIDDLE INITIAL & LAST)

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 1c.  Name of Owner  (PROVIDE FULL LEGAL NAME)                     1d.  Phone Number of Owner  (INCLUDING AREA CODE)

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 2.  What level of risk are you most comfortable assuming for the underlying investment options in your life insurance policy?

     (CHECK ONE ONLY.)  |_| Aggressive       |_| Moderately Aggressive      |_| Moderate       |_| Moderately Conservative
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 3.  INITIAL PREMIUM PAYMENT ALLOCATIONS ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE. USE WHOLE PERCENTAGES ONLY.
     GRAND TOTAL OF ALL ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100%. REFER TO SECTION 5 FOR DOLLAR COST
     AVERAGING ALLOCATIONS.
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 _________  %  FIXED ACCOUNT: Transfer(s) from the Fixed Account may be subject to limitations in timing or amount.
               SEE THE PRODUCT PROSPECTUS FOR ANY SUCH LIMITATIONS ON TRANSFERS.
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 AIM VARIABLE INSURANCE FUNDS                                              LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
 ______  AIM V.I. Growth Fund (Series I)                                   ______  Aggressive Growth Fund (Standard Class)
 ______  AIM V.I. International Growth Fund (Series I)                     ______  Bond Fund (Standard Class)
 ______  AIM V.I. Premier Equity Fund (Series I)                           ______  Capital Appreciation Fund (Standard Class)
                                                                           ______  Global Asset Allocation Fund (Standard Class)
 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.                     ______  International Fund (Standard Class)
 ______  AllianceBernstein Growth and Income Portfolio (Class A)           ______  Money Market Fund (Standard Class)
 ______  AllianceBernstein Premier Growth Portfolio (Class A)              ______  Social Awareness Fund (Standard Class)
 ______  AllianceBernstein Small Cap Value Portfolio (Class A)
 ______  AllianceBernstein Technology Portfolio (Class A)                  M FUND, INC.
                                                                           ______  Brandes International Equity Fund
 AMERICAN FUNDS INSURANCE SERIES                                           ______  Business Opportunity Value Fund
 ______  Global Small Capitalization Fund (Class 2)                        ______  Frontier Capital Appreciation Fund
 ______  Growth Fund (Class 2)                                             ______  Turner Core Growth Fund
 ______  Growth-Income Fund (Class 2)
 ______  International Fund (Class 2)                                      MFS(R) VARIABLE INSURANCE TRUST
                                                                           ______  Capital Opportunities Series (Initial Class)
 DELAWARE VIP TRUST                                                        ______  Emerging Growth Series (Initial Class)
 ______  High Yield Series (Standard Class)                                ______  Total Return Series (Initial Class)
 ______  Large Cap Value Series (Standard Class)                           ______  Utilities Series (Initial Class)
 ______  REIT Series (Standard Class)
 ______  Small Cap Value Series (Standard Class)                           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 ______  Trend Series (Standard Class)                                     ______  Mid-Cap Growth Portfolio
 ______  U.S. Growth Series (Standard Class)                               ______  Regency Portfolio

 FIDELITY VARIABLE INSURANCE PRODUCTS                                      PUTNAM VARIABLE TRUST
 ______  Contrafund Portfolio (Service Class)                              ______  Growth & Income Fund (Class IB)
 ______  Equity-Income Portfolio (Service Class)                           ______  Health Sciences Fund (Class IB)
 ______  Growth Portfolio (Service Class)
 ______  Overseas Portfolio (Service Class)                                SCUDDER INVESTMENT VIT FUNDS
                                                                           ______  EAFE(R) Equity Index Fund (Class A)
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                      ______  Equity 500 Index Fund (Class A)
 ______  Franklin Small Cap Fund (Class 1)                                 ______  Small Cap Index Fund (Class A)
 ______  Templeton Growth Securities Fund (Class 1)
                                                                           OTHER:
 JANUS ASPEN SERIES                                                        ______
 ______  Balanced Portfolio (Service Shares)                               ______
 ______  Mid Cap Growth Portfolio (Service Shares)                         ______
 ______  Worldwide Growth Portfolio (Service Shares)                       ______
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 NOTE: ALL PAYMENTS AND VALUES PROVIDED BY THE LIFE INSURANCE POLICY WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT
 ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THE DEATH BENEFIT PROCEEDS AND THE CASH VALUES MAY INCREASE OR DECREASE IN
 ACCORDANCE WITH THE EXPERIENCE OF THE VARIABLE ACCOUNT. ALSO, THE DEATH BENEFIT PROCEEDS MAY BE VARIABLE OR FIXED UNDER SPECIFIED
 CONDITIONS.
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                                                                                                                        B31 - PAGE 2
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 4.   AUTOMATIC REBALANCING (THIS SERVICE IS NOT AVAILABLE IF DOLLAR COST AVERAGING IS SELECTED. IF A BOX IS NOT CHECKED,
 AUTOMATIC REBALANCING WILL NOT BE PROVIDED AT ISSUE.)       |_| Quarterly      |_| Semi-Annual     |_| Annual
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              ****************** COMPLETE QUESTIONS 5A - 5D, ONLY IF ELECTING DOLLAR COST AVERAGING. ******************
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 DOLLAR COST AVERAGING  IF DOLLAR COST AVERAGING (DCA) IS ELECTED, AN INITIAL PREMIUM ALLOCATION MUST BE MADE TO THE MONEY MARKET
 FUND OR FIXED ACCOUNT (IF AVAILABLE, SEE PRODUCT PROSPECTUS). THESE TRANSFERS WILL CONTINUE FOR THE PERIOD SELECTED BELOW OR UNTIL
 THE MONEY MARKET FUND OR FIXED ACCOUNT IS EXHAUSTED OR THE PROGRAM IS TERMINATED, WHICHEVER OCCURS EARLIER.
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 5a.  Select one account to automatically transfer dollar amounts from:
      |_| Money Market (DCA FROM THE MONEY MARKET TO                       |_| Fixed Account (IF AVAILABLE, SEE PRODUCT PROSPECTUS.)
                       THE MONEY MARKET IS NOT ALLOWED.)
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 5b.  Dollar Cost Averaging over the following period: (CHECK ONE.)   |_| 12 Months (OR 4 QUARTERS)    |_| 24 Months (OR 8 QUARTERS)
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 5c.  Select ONE Transfer Option (SEE THE PRODUCT PROSPECTUS FOR THE MINIMUM PER TRANSFER):
      |_| $_____________ monthly            |_| $_____________ quarterly
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 5d.  DOLLAR COST AVERAGE ALLOCATIONS: ALLOCATION TO ANY ONE LINE MUST BE 1% OR MORE.  USE WHOLE PERCENTAGES ONLY. GRAND TOTAL OF
      ALL ALLOCATIONS MADE IN THIS SECTION OF THE APPLICATION MUST EQUAL 100%.
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 AIM VARIABLE INSURANCE FUNDS                                              LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
 ______  AIM V.I. Growth Fund (Series I)                                   ______  Aggressive Growth Fund (Standard Class)
 ______  AIM V.I. International Growth Fund (Series I)                     ______  Bond Fund (Standard Class)
 ______  AIM V.I. Premier Equity Fund (Series I)                           ______  Capital Appreciation Fund (Standard Class)
                                                                           ______  Global Asset Allocation Fund (Standard Class)
 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.                     ______  International Fund (Standard Class)
 ______  AllianceBernstein Growth and Income Portfolio (Class A)           ______  Money Market Fund (Standard Class)*
 ______  AllianceBernstein Premier Growth Portfolio (Class A)              ______  Social Awareness Fund (Standard Class)
 ______  AllianceBernstein Small Cap Value Portfolio (Class A)
 ______  AllianceBernstein Technology Portfolio (Class A)                  M FUND, INC.
                                                                           ______  Brandes International Equity Fund
 AMERICAN FUNDS INSURANCE SERIES                                           ______  Business Opportunity Value Fund
 ______  Global Small Capitalization Fund (Class 2)                        ______  Frontier Capital Appreciation Fund
 ______  Growth Fund (Class 2)                                             ______  Turner Core Growth Fund
 ______  Growth-Income Fund (Class 2)
 ______  International Fund (Class 2)                                      MFS(R) VARIABLE INSURANCE TRUST
                                                                           ______  Capital Opportunities Series (Initial Class)
 DELAWARE VIP TRUST                                                        ______  Emerging Growth Series (Initial Class)
 ______  High Yield Series (Standard Class)                                ______  Total Return Series (Initial Class)
 ______  Large Cap Value Series (Standard Class)                           ______  Utilities Series (Initial Class)
 ______  REIT Series (Standard Class)
 ______  Small Cap Value Series (Standard Class)                           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 ______  Trend Series (Standard Class)                                     ______  Mid-Cap Growth Portfolio
 ______  U.S. Growth Series (Standard Class)                               ______  Regency Portfolio

 FIDELITY VARIABLE INSURANCE PRODUCTS                                      PUTNAM VARIABLE TRUST
 ______  Contrafund Portfolio (Service Class)                              ______  Growth & Income Fund (Class IB)
 ______  Equity-Income Portfolio (Service Class)                           ______  Health Sciences Fund (Class IB)
 ______  Growth Portfolio (Service Class)
 ______  Overseas Portfolio (Service Class)                                SCUDDER INVESTMENT VIT FUNDS
                                                                           ______  EAFE(R) Equity Index Fund (Class A)
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                      ______  Equity 500 Index Fund (Class A)
 ______  Franklin Small Cap Fund (Class 1)                                 ______  Small Cap Index Fund (Class A)
 ______  Templeton Growth Securities Fund (Class 1)
                                                                           OTHER:
 JANUS ASPEN SERIES                                                        ______
 ______  Balanced Portfolio (Service Shares)                               ______
 ______  Mid Cap Growth Portfolio (Service Shares)                         ______
 ______  Worldwide Growth Portfolio (Service Shares)
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 *NOT ALLOWED FROM MONEY MARKET
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                                                                                                                        B31 - PAGE 3
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 ELECTRONIC TRANSFER AUTHORIZATION

 6a.  I/We authorize telephone transfer instructions for:       |_| Myself/Ourselves        |_| Registered Representative/Agent

 6b.  I/We authorize internet transfer instructions for:        |_| Myself/Ourselves        |_| Registered Representative/Agent

      I/We acknowledge that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with an electronic transfer if the Company or such other person acted upon an electronic transfer instruction in good faith in reliance on this authorization.
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 SUITABILITY  ANSWERS TO QUESTIONS 7a - 14 ARE NOT REQUIRED IF THE POLICY OWNER IS A TRUST.
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 7a.  Total Net Worth   $_____________        7b.  Total Household Income (EARNED & UNEARNED)                   _____________

 7c.  Liquid Net Worth  $_____________        7d.  How much of Net Worth is in Stocks, Bonds and Mutual Funds?  _____________
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 8.   Total face value of other Life Insurance?
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 9.   Marital Status: (CHECK ONE.)       |_| Single     |_| Married     |_| Divorced     |_| Widowed     |_| Separated
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 10.  Number of Dependents:                                      11.  Date of Birth:
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 12.  Source of Premium Dollars: (CHECK ONE.)   |_| Corporate   |_| Individual     |_| Irrevocable Trust
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 13.  Current Employer Name & Address:
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 14.  Occupation: (CHECK ONE.)   |_| Business Owner   |_| Executive   |_| Professional   |_| Retiree   |_| Other: _________________
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 15.  Tax Filing Status: (CHECK ONE.) |_| Single      |_| Head of Household   |_| Partnership    |_| Non Taxable
                                      |_| Joint       |_| Corporation         |_| Trust          |_| Other _________________
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 16.  Time Horizon: (CHECK ONE.)      |_| 5 - 7 years   |_| 8 - 10 years   |_| 11 - 15  years    |_| Other _________________
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 17.  For this policy, I/we am/are comfortable assuming: (CHECK ONE.)       |_| Low Risk   |_| Moderate Risk   |_| High Risk
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 18.  Name of any person(s) authorized to transact business on behalf of this entity:
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 19.  Does the Policy Owner have any affiliation with, or work for, a member of a Stock Exchange or the National Association of
 Securities Dealers, Inc., or other entity in dealing as agent or principal in securities?  (IF "YES", PROVIDE THE NAME AND
 ADDRESS OF THE COMPANY BELOW.)   |_| Yes  |_| No          Company Name & Address:
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 20.   Name of Broker/Dealer:   (PLEASE PRINT.)
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       Address:
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       Telephone:                                                         Field Office Code:
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 I/WE UNDERSTAND THAT VARIABLE UNIVERSAL LIFE IS A LIFE INSURANCE POLICY. I/WE HAVE A CURRENT NEED FOR LIFE INSURANCE.

 I/WE UNDERSTAND THAT THE CASH VALUE AND DEATH BENEFIT PROCEEDS OF A VARIABLE UNIVERSAL LIFE POLICY MAY INCREASE OR DECREASE BASED
 UPON THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS, AND THAT A DECREASE IN CASH VALUE MAY CAUSE A LAPSE IN THE POLICY AND LOSS OF
 LIFE INSURANCE COVERAGE.

 I/WE HAVE READ THE QUESTIONS AND ANSWERS IN THIS VUL/SVUL ADDENDUM TO APPLICATION (ADDENDUM TO APPLICATION) AND DECLARE THAT THEY
 ARE COMPLETE AND TRUE TO THE BEST OF MY /OUR KNOWLEDGE AND BELIEF. I/WE AGREE, A) THAT THIS ADDENDUM TO APPLICATION AND APPLICATION
 SHALL FORM A PART OF ANY POLICY ISSUED, AND B) THAT NO AGENT/REPRESENTATIVE OF THE COMPANY SHALL HAVE THE AUTHORITY TO WAIVE A
 COMPLETE ANSWER TO ANY QUESTION IN THIS ADDENDUM TO APPLICATION, MAKE OR ALTER ANY CONTRACT, OR WAIVE ANY OF THE COMPANY'S OTHER
 RIGHTS OR REQUIREMENTS. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PRODUCT PROSPECTUS AND FUNDS PROSPECTUS(ES).

 I/WE HAVE BEEN INFORMED OF THE RISKS INVOLVED IN THIS LIFE INSURANCE POLICY AND I/WE BELIEVE THE VUL/SVUL PRODUCT IS SUITABLE GIVEN
 MY/OUR OVERALL OBJECTIVE TOWARDS INVESTING AND TIME HORIZON.


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 SIGNATURE OF OWNER/TRUSTEE(PROVIDE OFFICER'S               WITNESS (LICENSED REPRESENTATIVE)                     DATE
 TITLE IF POLICY IS OWNED BY A CORPORATION.)


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   DATED AT (CITY AND STATE)


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       SIGNATURE OF FIELD INVESTMENT REVIEWER                                DATE
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